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                          MFS(R)/SUN LIFE SERIES TRUST

                                High Yield Series

          Supplement to the Current Statement of Additional Information


         Certain investment limitations of the High Yield Series, as noted on page 4 under the section entitled "Investment Techniques, Practices and Risks" of MFS/Sun Life Series Trust's Statement of Additional Information dated May 1, 1999, are amended and restated as follows:


                                                    Percentage Limitations
                                                     (Based on Net Assets)

                  High Yield Series
                  Foreign Securities .............            50%
                  Emerging Markets Securities ....            50%




                       The date of this Supplement is August 25, 1999.